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                                                                   EXHIBIT 23(d)

                          CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 1998, with respect to the financial statements of Six Flags Entertainment Corporation included in Amendment No. 1 to the Registration Statement (Form S-4, No. 333-48307) and related
Prospectus/Offer to Purchase 250,000 shares of common stock of Premier Parks
Inc.


                                          Ernst & Young LLP


New York, New York
April 29, 1998